January 9, 1998



Players International, Inc.
1300 Atlantic Avenue, Suite 800
Atlantic City, New Jersey 08401
Attention: Executive Vice President-Finance


Ladies and Gentlemen:

          Reference is made to that certain Amended and Restated Credit Agreement dated as of December 16, 1996, as amended by the First Amendment thereto dated as of February 14, 1997 and the Second Amendment thereto dated as of March 15, 1997 (said Credit Agreement, as so amended, being the "Credit Agreement") by and among PLAYERS INTERNATIONAL, INC., a Nevada corporation, as the borrower ("Company"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES THEREOF (each individually referred to herein as a "Lender" and collectively as "Lenders"), WELLS FARGO BANK, N.A., as Administrative Agent, a Managing Agent and a Co-Arranger ("Administrative Agent"), BANKERS TRUST COMPANY, as a Managing Agent, and BT SECURITIES CORPORATION, as a Co-Arranger. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

       Commitment Reductions and Interest Rate Increases

          Section 2.4A of the Credit Agreement provides for the reduction of the Tranche A Commitments by $7,500,000 on December 31, 1997 and by $7,500,000 on March 31, 1998. The Company has requested the Lenders to waive $5,000,000 of the reduction in Tranche A Commitments scheduled for December 31, 1997, and waive the entire $7,500,000 reduction in Tranche A Commitments scheduled for March 31, 1998. Lenders and Administrative Agent shall hereby waive $5,000,000 of the reduction in Tranche A Commitments scheduled for December 31, 1997, so that the Tranche A Commitments shall be reduced by $2,500,000 on December 31, 1997, unless the Holiday Inn Purchase Agreement (as defined below) shall have been terminated on or before December 31, 1997. In addition, if the Holiday Inn Acquisition occurs on or before January 10, 1998, Lenders and Administrative Agent shall hereby waive (such waiver to be effective upon the occurrence of the Holiday Inn Acquisition) the entire $7,500,000 reduction in Tranche A Commitments scheduled for March 31, 1998.

          The Applicable Base Rate Margin for Tranche A Loans is a percentage per annum equal to the sum of 2.50% plus the Mesquite Sale Margin Increase. The Company has requested the Lenders to waive the portion of the interest accruing on the Loans to the extent that such interest is attributable to the Mesquite Sale Margin Increase. Lenders and Administrative Agent hereby waive the portion of the interest accruing on the Loans attributable to the Mesquite Sale Margin Increase, such waiver to be retroactive to September 30, 1997. As a result of such waiver, the Applicable Base Rate Margin for Tranche A Loans shall be a percentage per annum equal to 2.50%.


                    Holiday Inn Acquisition

          The Company and Lakeshore Hotels, Ltd. have entered into the Holiday Inn Purchase Agreement (as defined below) pursuant to which PLC shall acquire the Holiday Inn Facilities
(as defined below).

          Subsection 6.10C of the Credit Agreement provides that Company and its Subsidiaries shall execute such documents as Administrative Agent may reasonably request to perfect Administrative Agent's lien on real or personal property located at any of the Facilities acquired after the Effective Date. Lenders, Administrative Agent, and Company desire to set forth herein the documents that Company and PLC will deliver to Administrative Agent pursuant to subsection 6.10C of the Credit Agreement in connection with the Holiday Inn Acquisition.

          The Company hereby agrees to deliver or cause to be delivered the following documents and to satisfy the following conditions on or before the Holiday Inn Acquisition Date, in satisfaction of the requirements under subsection 6.10C of the Credit Agreement. The Company agrees not to consummate the Holiday Acquisition until the delivery of such documents and satisfaction of such conditions, and acknowledges that the Lenders will not be obligated to fund Loans the proceeds of which will be used to fund the Holiday Inn Acquisition unless such documents are delivered and conditions satisfied:

     A. Holiday Inn Purchase Agreement. On or before the Holiday Inn Acquisition Date, Company will deliver to Administrative Agent an Officers' Certificate from the Company attaching a true and correct copy of the Holiday Inn Purchase Agreement and all amendments or waivers thereto and modifications thereof, and stating that (i) the Holiday Inn Purchase Agreement, as so amended, is in full force and effect and no term or condition thereof has been amended, modified or waived, and (ii) all conditions precedent to the consummation of the Holiday Inn Acquisition have been satisfied or waived with the consent of Administrative Agent. The Holiday Inn Purchase Agreement, as so amended, shall be in form substance satisfactory to Administrative Agent.

     B.   Consummation of Holiday Inn Purchase.

          1. All conditions to the consummation of the Holiday Inn Acquisition set forth in the Holiday Inn Purchase Agreement shall have been satisfied or the fulfillment of any such conditions shall have been waived with the consent of Administrative Agent;

          2. The aggregate consideration to be paid by the Company and its Subsidiaries under the Holiday Inn Purchase Agreement will not exceed $20,000,000 and the aggregate amount of Loans to be borrowed for the purpose of funding the Holiday Inn Acquisition will not exceed $20,000,000;

          3. All Loans to be made for the purpose of funding the Holiday Inn Acquisition shall be remitted by the Administrative Agent to the Title Company (as defined in Paragraph D below) to be held in escrow pursuant to instructions in form and substance satisfactory to the Administrative Agent. Such instructions shall provide, among other things that the escrowed funds shall not be delivered to the seller under the Holiday Inn Purchase Agreement unless (i) the Title Company has committed to issue to the Lenders the Title Policy defined in Paragraph D below and (ii) substantially simultaneously with the release of such escrowed funds, PLC shall consummate the Holiday Inn Acquisition;

          4. Administrative Agent will have received an Officers' Certificate of Company to the effects set forth in clauses (1)-(3) above.

     C. Perfection of Security Interests. Loan Parties will have taken or caused to be taken such actions in such a manner so that Administrative Agent, on behalf of Lenders, will have, prior to the release of any funds from the escrow account described in Paragraph B(3), a valid and perfected first priority security interest (subject only to Liens permitted under subsection 7.2 of the Credit Agreement) in the Holiday Inn Facilities. Such actions will include, without limitation:

          1. the delivery to Administrative Agent of Uniform Commercial Code financing statements and fixture filings, executed by PLC as to the Holiday Inn Facilities for all jurisdictions as may be necessary or desirable to perfect Administrative Agent's security interest in such Collateral;

          2. evidence that duly executed counterparts of the Holiday Inn Mortgage will be timely recorded in all locations to the extent necessary or desirable, in the reasonable judgment of Administrative Agent, to effectively create a valid and enforceable first priority Lien (subject only to Permitted Encumbrances) on the Holiday Inn Facilities (including the Improvements constructed thereon) in favor of Administrative Agent for the benefit of Lenders; and

          3. evidence reasonably satisfactory to Administrative Agent that all other filings, recordings and other actions Administrative Agent deems necessary or advisable to establish, preserve and perfect the first priority Liens (subject only to Permitted Encumbrances) granted to Administrative Agent in the Holiday Inn Facilities shall have been made.

     D. Title Policy. Administrative Agent will have received, prior to the release of any funds from the escrow account described in Paragraph B(3), an American Land Title Association Extended Coverage Loan Policy (1990, without modification, revision or amendment) (the "Title Policy") (with proof of the payment of the premiums thereon) or commitment therefor in form and substance acceptable to Administrative Agent issued by a title company approved by Administrative Agent (the "Title Company"), together with coinsurance and reinsurance from title insurance companies approved by Administrative Agent, showing PLC as the owner in fee simple of the Holiday Inn Premises, and insuring the lien of the Holiday Inn Mortgage to be a first lien against the Holiday Inn Premises, free and clear of all defects, encumbrances and exceptions, except the Permitted Encumbrances, together with such affirmative insurance as Administrative Agent may reasonably require. The Title Policy shall contain, among other things:

          1. Full coverage against mechanic's liens (filed and inchoate);

          2. A reference to the survey but no survey exceptions except those theretofore approved in writing by Administrative Agent and its counsel;

          3.   A variable interest rate endorsement;

               4.   A "revolving credit line" endorsement"; and

          5. A "pending disbursements" clause in substantially the following form:

          "Pending disbursement of the full proceeds of the loan secured by the deed of trust set forth under Schedule A thereof, this policy insures only to the extent of the amount actually disbursed but increases as each disbursement is made in good faith and without knowledge of any defects in, or objections to, the title up to the face amount of the policy.

          At the time of each disbursement of the proceeds of the loan, the title must be continued down to such time for possible liens or objections intervening between the date hereof and the date of such disbursement."

     E. UCC and Judgment Searches; Release of Existing Liens. Prior to the release of any funds from the escrow account described in Paragraph B(3), Administrative Agent will have received (i) current searches of the UCC filing offices and judgment searches with the Offices of the Secretary of State of Louisiana and the local recorders office in the county or parish in which the Holiday Inn Premises are located and (ii) duly executed UCC termination statements and releases terminating any Liens (other than Liens permitted by Section 7.2 of the Credit Agreement) on or judgments affecting the Holiday Inn Facilities.

     F. Flood Insurance. Administrative Agent will have been provided with satisfactory evidence, which may be in the form of a letter from an insurance broker, municipal engineer, or other knowledgeable source unaffiliated with Company, as to whether
(a) any of the Holiday Inn Premises are located in an area designated by the Department of Housing and Urban Development as having special flood or mudslide hazards, and (b) any of the communities in which any of the Holiday Inn Facilities are located is participating in the National Flood Insurance Program. If both of the aforesaid conditions exist, Administrative Agent shall receive satisfactory policies of flood insurance covering the applicable Improvements as required by the Flood Act.

     G. Property Insurance. Prior to the release of any funds from the escrow account described in Paragraph B(3), Administrative Agent will have received original binders evidencing Company or one or more of its Subsidiaries as named insured and original certificates or policies of insurance, together with loss payable and mortgagee endorsements specifically including Administrative Agent and Lenders as mortgagees, loss payees and additional insureds as required by the applicable insurance provisions set forth in Section 6 of the Holiday Inn Mortgage, accompanied by affidavits, certificates, paid bills or other documents evidencing that all premium payments are current.

     H. Environmental Assessment. Administrative Agent will, not less than five Business Days before the Holiday Inn Acquisition Date have received written environmental assessment reports and other information in form, scope and substance satisfactory to Administrative Agent, independently prepared by an environmental consultant acceptable to Administrative Agent, evidencing the results of an environmental assessment performed for the purpose of assessing current environmental liabilities of Company and its Subsidiaries (including, without limitation, the environmental condition of the Holiday Inn Premises). If such environmental assessment recommends any action be taken with respect to the Holiday Inn Premises, Administrative Agent shall have received evidence satisfactory to Administrative Agent that such action has been taken.

     I. Environmental Indemnity. Company will have executed and delivered to Administrative Agent an Environmental Indemnity dated as of the Holiday Inn Acquisition Date in form and substance satisfactory to Administrative Agent.

     J. Survey. Administrative Agent shall have received and approved a current boundary and location survey for the Holiday Inn Premises which must (i) be certified to Administrative Agent and the Title Company and (ii) meet the Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys established by ALTA and ACSM in 1992.

     K. Opinions of Company's Counsel. Lenders and their respective counsel shall have received (i) originally executed copies of the favorable written opinion of counsel for Company, in form and substance reasonably satisfactory to Administrative Agent and its counsel, dated as of the Holiday Inn Acquisition Date and setting forth substantially the matters in the opinions designated in Exhibit I annexed hereto and as to such other matters as Administrative Agent acting on behalf of Lenders may reasonably request and (ii) opinions from special counsel to Company with respect to such matters governed by the laws of the state of Illinois, Kentucky, Louisiana, Missouri, Nevada and New Jersey, as Administrative Agent acting on behalf of Lenders may reasonably request.

     L. Necessary Consents. On or before the Holiday Inn Acquisition Date, each Loan Party will have obtained all consents that are required for the operation of the Holiday Inn Facilities and the transactions contemplated under this Agreement and the other Loan Documents of (i) Governmental Authorities and (ii) any Person required under any Contractual Obligation of any Loan Party, all of the foregoing in form and substance reasonably satisfactory to Administrative Agent.

     M. Governmental Authorizations. Administrative Agent will have received reasonably satisfactory evidence that Company and its Subsidiaries have obtained all Governmental Authorizations (including, without limitation, all zoning approvals, special or conditional use permits, variances, permits, licenses, liquor licenses, certificates of occupancy and franchises) necessary to permit the use, occupancy and operation of the Holiday Inn Facilities.

          In order to induce Lenders to enter into this Letter
Agreement, Company hereby represents and warrants that:

          (a) as of the date hereof, there exists no Event of Default or Potential Event of Default under the Credit
     Agreement (other than the Missouri Defaults, if any);

          (b) all representations and warranties contained in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date, and except to the extent that such representations and warranties relate to the Missouri Defaults, if any; and

          (c) as of the date hereof, Company has performed all agreements to be performed on its part as set forth in the Credit Agreement.

          The following terms used in this Letter Agreement shall have the following meanings:

               "Holiday Inn Acquisition" means the acquisition by PLC of the Holiday Inn Facilities pursuant to and in the manner contemplated by the Holiday Inn Purchase Agreement.

               "Holiday Inn Acquisition Date" means the date that Holiday Acquisition occurs.

               "Holiday Inn Facilities" means the Holiday Inn Premises and the Improvements made thereon, along with all other related personal and mixed property located thereon or related thereto, including without limitation a 290-room hotel building and other facilities and all FF&E and other personal property located therein.

               "Holiday Inn Mortgage" means an Act of Mortgage, Fixture Filing and Security Agreement with Pledge and Assignment of Leases and Rents, by and among PLC, as mortgagor and owner, in favor of Administrative Agent, as mortgagee, dated the Holiday Inn Acquisition Date, in form and substance satisfactory to Administrative Agent.

               "Holiday Inn Premises" means the real property to be acquired in fee by PLC on the Holiday Inn Acquisition Date, which property is commonly known as the Holiday Inn motel located in Lake Charles, Louisiana, as more fully described on Exhibit A to the Holiday Inn Mortgage.

               "Holiday Inn Purchase Agreement" means that certain Asset Purchase Agreement by and between Lakeshore Hotels, Ltd. and the Company dated as of September 30, 1997, as amended by an Amendment No.1, dated as of November 13, 1997, between the same parties in the form delivered to Agent and Lenders prior to their execution of this Letter Agreement.

          Effective December 30, 1996, the Missouri Gaming Commission adopted regulation 11 CSR 45-10.055. Under this regulation, no Class A, Class B or Supplier Licensee may conduct or negotiate a transaction effecting or designed to affect ownership, custody, or use of any slot machine located or to be located in the state of Missouri so that such ownership, custody or use could be held or exercised in the state of Missouri by any person or entity other than a licensed supplier or (in the case of a supplier effecting such transaction) a Class A or Class B Licensee. The passage of this regulation may mean that the Company and its Subsidiaries no longer have requisite authority under Missouri law for certain security interests granted to the Collateral Agent for the benefit of the Lenders.

          On November 25, 1997 the Supreme Court of Missouri handed down a decision in Case No. 79594 (the "Missouri Decision") that may affect the operations of the Company Subsidiaries in the State of Missouri. The Company does not believe that the Missouri Decision has resulted in a Material Adverse Effect or other Event of Default. The Company acknowledges that the Lenders may take a conflicting position with respect to the effect of the Missouri Decision.

          Except to the extent that the advancement of funds on the Holiday Inn Acquisition Date constitutes a waiver of subsections 4.4B(ii) and 4.4B(vii) of the Credit Agreement (which the Lenders hereby grant) the Lenders have not waived any Events of Default or Potential Events of Default arising from the passage of Regulation 11 CSR 45-10.055 by the Missouri Gaming Commission or arising from the Missouri Decision. Any such Events of Default or Potential Events of Default are collectively referred to herein as the "Missouri Defaults". Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

          This Letter Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Letter Agreement shall become effective as of the date hereof upon the execution of counterparts hereof by Company, the Credit Support Parties and by Lenders constituting Requisite Lenders and receipt by Company and Agent of written or telephonic notification of such execution and authorization of delivery thereof.

          THIS LETTER AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF
THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF
THE STATE OF CALIFORNIA WITHOUT REGARD TO CONFLICTS OF LAWS
PRINCIPLES.

          Company is a party to various Collateral Documents and Guarantors are party to certain Collateral Documents, the Guaranty and the PHI Guaranty pursuant to which certain assets are liened to secure performance of the Obligations or to guaranty payment and performance of the Obligations. For purposes hereof, Company and Guarantors are collectively referred to herein as the "Credit Support Parties," and the Collateral Documents and the Guaranty are collectively referred to herein as the "Credit Support Documents."

          Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Letter Agreement and consents to the limited waiver of certain terms of the Credit Agreement effected pursuant to this Letter Agreement. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations," "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations," "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Credit Agreement and the Notes defined therein.

          Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Letter Agreement. Each Credit Support Party represents and warrants that all representations and warranties contained in the Credit Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the date of effectiveness hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date, and except to the extent such representations and warranties relate to the Gaming Defaults.

          Each Credit Support Party acknowledges and agrees that
(i) notwithstanding the conditions to effectiveness set forth in this Letter Agreement, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to this Letter Agreement and (ii) nothing in the Credit Agreement, this Letter Agreement or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any waivers of or amendments to the Credit Agreement.
          IN WITNESS WHEREOF, the parties hereto have caused this Letter Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

ADMINISTRATIVE AGENT:            WELLS FARGO BANK, N.A., (as
                                 successor to First Interstate
                                 Bank of Nevada, N.A.),
                                 Individually as Administrative
                                 Agent, a Managing Agent and Co-
                                 Arranger


                                 By:
                                 Title:


LENDERS:                         FIRST NATIONAL BANK OF COMMERCE,
                                 as a Lender


                                 By:
                                 Title:

                                 COMMUNITY NATIONAL BANK OF
                                 METROPOLIS, as a Lender


                                 By:
                                 Title:


                                 PROTECTIVE ASSET MANAGEMENT
                                 COMPANY, as a Lender


                                 By:
                                 Title:


COMPANY:                         PLAYERS INTERNATIONAL, INC.

                                 By:
                                 Title:


CREDIT SUPPORT PARTIES:

                                 PLAYERS LAKE CHARLES, LLC

                                 By PLAYERS LAKE CHARLES
                                   RIVERBOAT, INC., Managing
Member


                                 By:
                                 Title:



                                 PLAYERS NEVADA, INC.


                                 By:
                                 Title:



                                 PLAYERS LC, INC.


                                 By:
                                 Title:



                                 SOUTHERN ILLINOIS RIVERBOAT/
                                 CASINO CRUISES, INC.


                                 By:
                                 Title:


                                 PLAYERS BLUEGRASS DOWNS, INC.


                                 By:
                                 Title:


                                 PLAYERS RIVERBOAT MANAGEMENT,
                                 INC.


                                 By:
                                 Title:

                                 PLAYERS RIVERBOAT, INC.


                                 By:
                                 Title:



                                 PLAYERS MESQUITE GOLF CLUB,
                                 INC.


                                 By:
                                 Title:



                                 PLAYERS RIVERBOAT, LLC

                                 By PLAYERS RIVERBOAT
                                    MANAGEMENT, INC., Managing
                                    Member


                                 By:
                                 Title:



                                 PLAYERS MESQUITE LAND, INC.


                                 By:
                                 Title:


                                 PLAYERS MARYLAND HEIGHTS, INC.


                                 By:
                                 Title:



                                 SHOWBOAT STAR PARTNERSHIP


                                 By PLAYERS RIVERBOAT, LLC
                                    General Partner


                                 By PLAYERS RIVERBOAT
                                    MANAGEMENT, INC., Managing
                                    Member


                                    By:
                                    Title:


ADDITIONAL LENDER:               PAMCO CAYMAN LTD.
                                 By: Protective Asset Management
Company
                                       as Collateral Manager


                                 By:
                                 Title:

                           EXHIBIT I


                         LEGAL OPINIONS

              Enclosed herein under separate tabs.